UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 6, 2017

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2017, Halliburton Company announced that Chief Financial Officer Mark McCollum is leaving the Company effective immediately to become Chief Executive Officer at Weatherford International plc.  Halliburton Executive Vice President, Secretary and General Counsel, Robb L. Voyles, has been named interim Chief Financial Officer effective immediately, and will manage the CFO responsibilities in addition to his current responsibilities until a replacement is found.

Mr. Voyles, age 59, has served as Executive Vice President, Secretary and General Counsel of Halliburton Company, since May 2015; Executive Vice President and General Counsel of Halliburton Company, January 2014 to April 2015; Senior Vice President, Law of Halliburton Company, September 2013 to December 2013; and  Partner, Baker Botts L.L.P., January 1989 to August 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: March 7, 2017	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary

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